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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-67952) of our report dated February 16, 2001, with respect to the consolidated financial statements of ZixIt Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                            /s/ ERNST & YOUNG LLP


Dallas, Texas
October 1, 2001